                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): January 8, 2002


                      CHARTER COMMUNICATIONS HOLDINGS, LLC
               CHARTER COMMUNICATIONS HOLDINGS CAPITAL CORPORATION
           ----------------------------------------------------------
           (Exact name of registrants as specified in their charters)


                                    Delaware
                                    Delaware
         --------------------------------------------------------------
         (State or Other Jurisdiction of Incorporation or Organization)

               333-77499                              43-1843179
              333-77499-01                            43-1843177
        ------------------------        ----------------------------------------
        (Commission File Number)        (Federal Employer Identification Number)

        12405 Powerscourt Drive
          St. Louis, Missouri                            63131
----------------------------------------               ----------
(Address of Principal Executive Offices)               (Zip Code)


                                 (314) 965-0555
              ----------------------------------------------------
              (Registrants' telephone number, including area code)

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ITEM 5. OTHER EVENTS.

         On January 8, 2002, Charter Communications Holdings, LLC and Charter Communications Holdings Capital Corporation, subsidiaries of Charter Communications, Inc., announced that they had entered into an agreement to sell $350 million principal amount of 9.625% Senior Notes due 2009, $300 million principal amount of 10.000% Senior Notes due 2011 and $250 million of 12.125% Senior Discount Notes due 2012 with a principal at maturity of $450 million (collectively, the "Notes"). The sale of the Notes will provide gross proceeds of approximately $900 million.

         The net proceeds of this issuance will be used to repay, but not to reduce permanently, indebtedness under the revolving credit facilities of the Company's subsidiaries with the remaining portion for general corporate purposes. The offering is expected to close on January 14, 2002.

         A copy of the press release announcing the financing is being filed as
Exhibit 99.1 with this report.
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ITEM 7. EXHIBITS

Press release dated January 8, 2002.*

* filed herewith
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, Charter Communications Holdings, LLC has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CHARTER COMMUNICATIONS HOLDINGS, LLC,
                                        a Registrant

                                        By: /s/ KENT D. KALKWARF
                                        ---------------------------------------
                                        Name:  Kent D. Kalkwarf
                                        Title: Executive Vice President and
                                               Chief Financial Officer
                                               (Principal Financial Officer and
                                               Principal Accounting Officer)


Dated: January 9, 2002

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, Charter Communications Holdings Capital Corporation has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

                            CHARTER COMMUNICATIONS HOLDINGS CAPITAL CORPORATION, a Registrant

                            By: /s/ KENT D. KALKWARF
                            ---------------------------------------
                            Name:  Kent D. Kalkwarf
                            Title: Executive Vice President and
                                   Chief Financial Officer
                                   (Principal Financial Officer and
                                   Principal Accounting Officer)


Dated: January 9, 2002
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                                  EXHIBIT INDEX



Exhibit
Number         Description
-------        -----------
99.1           Press release dated January 8, 2002.